United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2013

Fidelity National Information Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

001-16427
(Commission File Number)

Georgia	37-1490331

(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 6, 2013, Fidelity National Information Services, Inc. (“FIS”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. as the sole underwriter (the “Underwriter”) and WPM, L.P., an affiliate of Warburg Pincus LLC, as the selling shareholder (the “Selling Shareholder”), relating to the sale by the Selling Shareholder of an aggregate of 19,272,336 shares of FIS common stock, par value $0.01 (the “Shares”) at a purchaser price per share of $37.40.  The offering closed on March 11, 2013.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 to this report.  The Underwriting Agreement is filed with reference to and is hereby incorporated by reference into the automatically effective Registration Statement on Form S-3ASR (File No. 333-187047) of FIS filed with the Securities and Exchange Commission on March 5, 2013.

Item 9.01.	Financial Statements and Exhibits
Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated as of March 6, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 11, 2013	By:	/s/ Michael P. Oates
	Name:	Michael P. Oates
	Title:	Corporate Executive Vice President, General Counsel and Corporate Secretary

Item 9.01.	Financial Statements and Exhibits
Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated as of March 6, 2013.